                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 26, 2004

                           NATIONAL WATERWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                   333-102430                   05-0532711
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(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)

                         200 WEST HIGHWAY 6, SUITE 620
                               WACO, TEXAS 76712
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              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (254) 772-5355

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 26, 2004, National Waterworks, Inc. (the "Registrant") entered into that certain Third Amendment (the "Amendment") with respect to the Credit Agreement, dated as of November 22, 2002, as amended from time to time, among National Waterworks Holdings, Inc. ("Holdings"), the Registrant, as Borrower, the several banks and other financial institutions or entities from time to time parties to thereto, as Lenders, J.P. Morgan Securities Inc. and Goldman Sachs Credit Partners L.P., as co-syndication agents, General Electric Capital Corporation and Antares Capital Corporation, as co-documentation agents, and UBS AG, Stamford Branch, as administrative agent (the "Credit Agreement"). The Amendment, among other things, provides for reduced pricing on the Registrant's term loan facility and increases the amount of limited dividends and distributions the Registrant can pay to Holdings pursuant to a certain exception to the restricted payments covenant in the Credit Agreement. The reduced pricing includes an immediate reduction in the applicable margin of the term loan facility with a further reduction in such applicable margin if the Registrant achieves a certain financial ratio. The aggregate amount of dividends that can be paid to Holdings pursuant to the exception described above, which dividends are contingent upon meeting certain financial covenants and ratios and other conditions, will refresh effective January 1, 2005 to $125.0 million in total. The $40.0 million per-fiscal-year restriction in the Credit Agreement on dividends that can be paid pursuant to this exception, with the provision that any amount not paid in the fiscal year for which it is permitted may be carried over to any succeeding fiscal year, remains unchanged. A copy of the Amendment is attached hereto as Exhibit 10.32 and is hereby incorporated by reference in this Item 1.01.

      Affiliates of J.P. Morgan Securities Inc., one of the syndication agents in connection with the Credit Agreement, are one of our principal stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

      Exhibit No.       Document
      -----------       --------
      10.32             Third Amendment, dated as of October 26, 2004, with
                        respect to the Credit Agreement, dated as of November
                        22, 2002, as amended from time to time, among National
                        Waterworks Holdings, Inc., National Waterworks, Inc., as
                        Borrower, the several banks and other financial
                        institutions or entities from time to time parties to
                        thereto, J.P. Morgan Securities Inc. and Goldman Sachs
                        Credit Partners L.P., as co-syndication agents, General
                        Electric Capital Corporation and Antares Capital
                        Corporation, as co-documentation agents, and UBS AG,
                        Stamford Branch, as administrative agent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL WATERWORKS, INC.
                                              (Registrant)
Date: October 26, 2004

                                         By:  /s/ Mechelle Slaughter
                                              ----------------------------------
                                              Name:  Mechelle Slaughter
                                              Title: Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Document
-----------       --------
10.32             Third Amendment, dated as of October 26, 2004, with respect to the Credit Agreement, dated as of November 22, 2002, as
                  amended from time to time, among National Waterworks Holdings,
                  Inc., National Waterworks, Inc., as Borrower, the several
                  banks and other financial institutions or entities from time to time parties to thereto, J.P. Morgan Securities Inc. and
                  Goldman Sachs Credit Partners L.P., as co-syndication agents,
                  General Electric Capital Corporation and Antares Capital
                  Corporation, as co-documentation agents, and UBS AG, Stamford
                  Branch, as administrative agent.


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